United
                    Continental
                    Income Fund,
                    Inc.

                    SEMIANNUAL
                    REPORT
                    ----------------------------------------
                    For the six months ended September 30, 1999

This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1999



Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. I especially want to express our appreciation for your confidence during our conversion to a new shareholder accounting system. During this period some of you may have experienced delays in reaching our home office shareholder services staff and we apologize for any inconvenience and frustration you experienced.

Our conversion is now complete. Our new system complies with all of the date requirements for the new millennium. It has the capacity to handle our growing business and its modern structure will allow us to expand our services available to you. We have also added to our telephone line capacity and have doubled the size of our shareholder services staff. We are committed to the goal of providing the best service possible to our shareholders.

With respect to your investment program, while it is impossible to predict the future of the markets, there are some basic principles that we stand by that can help investors achieve their financial goals.

 . Work with your financial advisor to develop a comprehensive financial plan.
  A comprehensive plan can help you pinpoint your financial objectives and identify specific strategies for turning your financial dreams into reality. A financial plan can also help ensure that your investment portfolio is appropriately diversified. It can be one of the best ways to plan for your financial future.
 . Review your financial plan regularly.  Financial planning is an ongoing process that requires periodic reviews to adapt to life's changes.
 . Make regular investments and adopt a long-term investment view. Over the long term, regular contributions to your investments can smooth out the bumps of volatility and enable investors to take advantage of the power of compounding.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Your financial advisor is ready to assist you in completing your comprehensive financial plan to reach the financial goals that are most important to you.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues, please contact your financial advisor or your local Waddell & Reed office. Again, thank you for your continued confidence.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   To seek current income with a
75% Common Stocks                       secondary goal of long-term appreciation
                                        of capital.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests primarily in income-
Preferred Stock                         producing securities that
                                        include common stock,
Generally less than 10%                 preferred stocks and debt
Foreign Securities                      securities.


                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)


PERFORMANCE SUMMARY -- Class A Shares
           PER SHARE DATA
For the Six Months Ended September 30, 1999
-------------------------------------------
DIVIDENDS PAID                    $0.08
                                  =====

NET ASSET VALUE ON
    9/30/99                       $8.01
    3/31/99                        7.97
                                 ------
CHANGE PER SHARE                  $0.04
                                 ======

Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
 1-year period ended 9-30-99                     4.38%         10.75%
 5-year period ended 9-30-99                    10.77%         12.09%
10-year period ended 9-30-99                     9.86%         10.51%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1999, United Continental Income Fund, Inc. had net assets totaling $570,182,137 invested in a diversified portfolio of:

 60.37%  Common Stocks
 36.60%  Debt Securities
  2.31%  Cash and Cash Equivalents
  0.72%  Preferred Stock


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on September 30, 1999, your Fund owned:

 $33.61  Manufacturing Stocks
  29.43  United States Government Securities
   7.28  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.17  Corporate Debt Securities
   6.62  Wholesale and Retail Trade Stocks
   6.15  Finance, Insurance and Real Estate Stocks
   4.10  Services Stocks
   2.61  Mining Stocks
   2.31  Cash and Cash Equivalents
   0.72  Preferred Stock

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.63%
 Walt Disney Company (The)  ..............   140,000  $ 3,622,500

Business Services - 3.47%
 BMC Software, Inc.*  ....................   138,000    9,871,313
 Microsoft Corporation*  .................    52,000    4,710,875
 Young & Rubicam Inc.  ...................   117,800    5,183,200
   Total .................................             19,765,388

Chemicals and Allied Products _ 8.77%
 A. Schulman, Inc.  ......................   159,800    2,746,563
 Air Products and Chemicals, Inc.  .......   222,600    6,469,312
 IMC Global Inc.  ........................   215,000    3,130,938
 Lilly (Eli) and Company  ................    77,000    4,928,000
 Merck & Co., Inc.  ......................   110,000    7,129,375
 Pfizer Inc.  ............................   193,000    6,935,937
 Pharmacia & Upjohn, Inc.  ...............   150,000    7,443,750
 Procter & Gamble Company (The)  .........    70,000    6,562,500
 Warner-Lambert Company  .................    70,000    4,646,250
   Total .................................             49,992,625

Communication _ 2.36%
 Cox Communications, Inc., Class A*  .....   200,000    8,350,000
 SBC Communications Inc.  ................   100,000    5,106,250
   Total .................................             13,456,250

Depository Institutions _ 1.07%
 Comerica Incorporated  ..................   100,000    5,062,500
 U. S. Bancorp.  .........................    35,000    1,056,562
   Total .................................              6,119,062

Eating and Drinking Places - 0.92%
 Wendy's International, Inc.  ............   200,000    5,275,000

Electric, Gas and Sanitary Services _ 1.10%
 Unicom Corporation  .....................   170,000    6,279,375

Electronic and Other Electric Equipment _ 8.23%
 Analog Devices, Inc.*  ..................   155,000    7,943,750
 Eaton Corporation  ......................    74,100    6,395,756
 General Electric Company  ...............    70,000    8,299,375
 Koninklijke Philips Electronics N.V.,
   NY Shares .............................    60,000    6,060,000
 Motorola, Inc.  .........................    95,000    8,360,000
 Texas Instruments Incorporated  .........   120,000    9,870,000
   Total .................................             46,928,881

Fabricated Metal Products - 1.32%
 Parker Hannifin Corporation  ............   167,400    7,501,613

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 0.66%
 PepsiCo, Inc.  ..........................   125,000 $  3,781,250

Furniture and Home Furnishings Stores - 0.97%
 Best Buy Co., Inc.*  ....................    88,900    5,517,356

General Merchandise Stores _ 3.79%
 BJ's Wholesale Club, Inc.*  .............   170,000    5,025,625
 Costco Wholesale Corporation*  ..........    87,000    6,261,281
 Dayton Hudson Corporation  ..............    65,000    3,904,063
 Wal-Mart Stores, Inc.  ..................   135,000    6,420,938
   Total .................................             21,611,907

Industrial Machinery and Equipment _ 5.59%
 Apple Computer, Inc.*  ..................   102,000    6,454,687
 Applied Materials, Inc.*  ...............    79,000    6,134,844
 Case Corporation  .......................   143,100    7,128,169
 EMC Corporation*  .......................   114,000    8,143,875
 New Holland NV  .........................   250,000    4,000,000
   Total .................................             31,861,575

Instruments and Related Products _ 2.12%
 Boston Scientific Corporation*  .........   226,600    5,594,187
 Raytheon Company, Class B  ..............   131,000    6,500,875
   Total .................................             12,095,062

Insurance Agents, Brokers and Service - 1.10%
 Hartford Financial Services
   Group Inc. (The) ......................   154,000    6,294,750

Insurance Carriers _ 1.57%
 Berkshire Hathaway Inc., Class B*  ......     2,000    3,712,000
 Chubb Corporation (The)  ................   105,000    5,230,313
   Total .................................              8,942,313

Nondepository Institutions - 2.41%
 Bank of America Corporation  ............   134,904    7,512,466
 Freddie Mac  ............................   120,000    6,240,000
   Total .................................             13,752,466

Oil and Gas Extraction _ 2.61%
 Burlington Resources Incorporated  ......   218,600    8,033,550
 Schlumberger Limited  ...................   110,000    6,854,375
   Total .................................             14,887,925

Paper and Allied Products - 2.11%
 Consolidated Papers, Inc.  ..............   240,000    6,450,000
 International Paper Company  ............   116,000    5,575,250
   Total .................................             12,025,250

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products _ 1.97%
 BP Amoco p.l.c., ADR  ...................    44,048 $  4,881,069
 Mobil Corporation  ......................    63,000    6,347,250
   Total .................................             11,228,319

Primary Metal Industries _ 0.84%
 British Steel plc, ADR  .................   185,000    4,763,750

Rubber and Miscellaneous Plastics Products _ 1.10%
 NIKE, Inc., Class B  ....................   110,000    6,256,250

Stone, Clay and Glass Products - 0.90%
 Corning Incorporated  ...................    75,000    5,142,188

Transportation by Air - 1.49%
 UAL Corporation*  .......................   130,000    8,490,625

Trucking and Warehousing - 1.22%
 CNF Transportation Inc.  ................   187,000    6,965,750

Water Transportation - 1.11%
 Carnival Corporation, Class A  ..........   145,000    6,307,500

Wholesale Trade - Durable Goods - 0.22%
 WESCO International, Inc.*  .............    89,500    1,264,187

Wholesale Trade - Nondurable Goods - 0.72%
 Cardinal Health, Inc.  ..................    75,000    4,087,500

TOTAL COMMON STOCKS _ 60.37%                         $344,216,617
 (Cost: $293,257,524)

PREFERRED STOCK - 0.72%
Communication
 Cox Communications, Inc.,
   7.0%, Convertible .....................    71,000    4,100,250
(Cost: $3,550,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 0.41%
 American Home Products Corporation,
   7.9%, 2-15-2005 .......................    $2,250    2,336,850

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Communication _ 1.15%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-2003 (A) ...................   $ 3,000 $  3,000,000
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................     2,123    2,230,876
 Southwestern Bell Telephone Company,
   5.77%, 10-14-2003 .....................     1,350    1,310,580
   Total .................................              6,541,456

Depository Institutions - 0.37%
 Wachovia Corporation,
   6.25%, 8-4-2008 .......................     2,250    2,123,438

Electric, Gas and Sanitary Services - 0.30%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-2008 ......................     1,750    1,713,355

Electronic and Other Electric Equipment - 0.39%
 STMicroelectronics N.V., Convertible,
   0.0%, 9-22-2009 .......................     2,800    2,236,500

Food and Kindred Products - 0.79%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-2036 ......................     4,500    4,492,665

General Merchandise Stores _ 0.40%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,277,405

Miscellaneous Manufacturing Industries - 0.38%
 Tyco International Group S.A.,
   6.375%, 6-15-2005 .....................     2,250    2,174,107

Nondepository Institutions _ 1.77%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    7,096,310
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,002,730
   Total .................................             10,099,040

Rubber and Miscellaneous Plastics Products - 0.61%
 Mark IV Industries, Inc., Convertible,
   4.75%, 11-1-2004 (A) ..................     4,000    3,450,000

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Transportation by Air - 0.60%
 Southwest Airlines Co.,
   7.875%, 9-1-2007 ......................     3,300    3,404,280

TOTAL CORPORATE DEBT SECURITIES _ 7.17%              $ 40,849,096
 (Cost: $41,432,287)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation,
   6.625%, 9-15-2009 .....................     5,000    4,975,000
 Federal National Mortgage Association:
   6.0%, 6-25-2007 .......................     3,000    2,972,790
   6.51%, 5-6-2008 .......................     6,750    6,509,497
   8.25%, 6-1-2008 .......................       330      336,341
   6.19%, 7-7-2008 .......................     4,500    4,242,645
   6.625%, 9-15-2009 .....................     4,000    3,988,760
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................        48       50,862
   9.0%, 8-15-2016 .......................       203      213,799
   9.0%, 10-15-2016 ......................       401      423,155
   9.0%, 11-15-2016 ......................       108      113,871
   9.0%, 1-15-2017 .......................        58       60,924
   9.0%, 3-15-2017 .......................       181      191,249
   9.0%, 4-15-2017 .......................       106      111,821
   9.0%, 7-15-2017 .......................        79       82,839
   6.5%, 8-15-2028 .......................     9,579    9,156,723
 United States Treasury:
   7.125%, 2-29-2000 .....................     6,000    6,045,960
   8.875%, 5-15-2000 .....................    17,000   17,371,790
   8.0%, 5-15-2001 .......................    20,000   20,721,800
   6.375%, 8-15-2002 .....................    12,000   12,200,640
   7.5%, 2-15-2005 .......................    33,000   35,268,750
   6.5%, 8-15-2005 .......................     4,000    4,095,640
   7.25%, 5-15-2016 ......................     8,500    9,183,995
   6.25%, 8-15-2023 ......................    30,000   29,498,400

TOTAL UNITED STATES GOVERNMENT SECURITIES _ 29.43%   $167,817,251
 (Cost: $170,604,906)

TOTAL SHORT-TERM SECURITIES _ 1.84%                  $ 10,502,595
 (Cost: $10,502,595)

TOTAL INVESTMENT SECURITIES _ 99.53%                 $567,485,809
 (Cost: $519,347,312)

CASH AND OTHER ASSETS, NET OF LIABILITIES _ 0.47%       2,696,328

NET ASSETS - 100.00%                                 $570,182,137
                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
SEPTEMBER 30, 1999


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

 (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1999, the value of these securities amounted to $6,450,000 or 1.13% of net assets.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $567,486
 Cash   ............................................            2
 Receivables:
   Dividends and interest ..........................        3,613
   Fund shares sold ................................          502
 Prepaid insurance premium  ........................           22
                                                         --------
    Total assets  ..................................      571,625
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        1,197
 Accrued service fee (Note 2)  .....................          100
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           98
 Accrued management fee (Note 2)  ..................           11
 Accrued accounting services fee (Note 2)  .........            6
 Accrued distribution fee (Note 2)  ................            3
 Other  ............................................           28
                                                         --------
    Total liabilities  .............................        1,443
                                                         --------
      Total net assets .............................     $570,182
                                                         ========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 71,220
   Additional paid-in capital ......................      390,590
 Accumulated undistributed income:
   Accumulated undistributed net investment income .        1,242
   Accumulated undistributed net realized gain
    on investment transactions  ....................       58,992
   Net unrealized appreciation in value of
    investments  ...................................       48,138
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $570,182
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $8.01
 Class Y  ..........................................        $8.01
Capital shares outstanding
 Class A  ..........................................       71,091
 Class Y  ..........................................          129
Capital shares authorized ..........................      200,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization........................     $  7,131
   Dividends .......................................        2,461
                                                         --------
    Total income  ..................................        9,592
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        1,838
   Service fee - Class A ...........................          686
   Transfer agency and dividend
    disbursing - Class A  ..........................          524
   Distribution fee - Class A ......................           55
   Accounting services fee .........................           35
   Custodian fees ..................................           20
   Audit fees ......................................           11
   Legal fees ......................................            7
   Shareholder servicing - Class Y .................            1
   Other ...........................................          103
                                                         --------
    Total expenses  ................................        3,280
                                                         --------
      Net investment income ........................        6,312
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       41,560
 Unrealized depreciation in value of investments
   during the period ...............................      (39,229)
                                                         --------
    Net gain on investments  .......................        2,331
                                                         --------
      Net increase in net assets resulting from
       operations  .................................     $  8,643
                                                         ========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                          For the six For the fiscal
                                         months ended   year ended
                                         September 30,   March 31,
                                             1999          1999
Decrease in Net Assets                  ------------  ------------
Operations:
   Net investment income ...............    $  6,312     $ 15,903
   Realized net gain on investments ....      41,560       36,348
   Unrealized depreciation .............     (39,229)     (32,734)
                                            --------     --------
    Net increase in net assets
      resulting from operations ........       8,643       19,517
                                            --------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................      (5,710)     (15,474)
    Class Y  ...........................         (13)        (268)
   Realized gains on securities transactions:
    Class A  ...........................         ---      (28,169)
    Class Y  ...........................         ---         (562)
                                            --------     --------
                                              (5,723)     (44,473)
                                            --------     --------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (2,428,503 and 5,841,111
      shares, respectively) ............      19,852       47,279
    Class Y (19,911 and 298,026
      shares, respectively) ............         163        2,444
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (673,008 and 5,312,018
      shares, respectively) ............       5,448       41,926
    Class Y (1,544 and 105,222
      shares, respectively) ............          13          829
   Payments for shares redeemed:
    Class A (4,926,654 and 10,252,942
      shares, respectively).............     (40,382)     (82,940)
    Class Y (28,428 and 1,563,122
      shares, respectively) ............        (233)     (12,501)
                                            --------     --------
      Net decrease in net
       assets resulting from capital
       share transactions ..............     (15,139)     (2,963)
                                            --------     --------
       Total decrease  .................     (12,219)    (27,919)
Net Assets
 Beginning of period  ..................     582,401      610,320
                                            --------     --------
 End of period, including undistributed
   net investment income of $1,242 and
   $653, respectively...................    $570,182     $582,401
                                            ========     ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9/30/99    1999   1998    1997   1996    1995
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $7.97   $8.32  $7.57   $8.00  $6.95   $6.89
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........   0.09    0.33   0.24    0.24   0.24    0.23
 Net realized and
   unrealized gain
   on investments ..   0.03    0.04   1.58    0.22   1.35    0.20
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.12    0.37   1.82    0.46   1.59    0.43
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.08)  (0.32) (0.24)  (0.24) (0.23)  (0.23)
 From capital gains   (0.00)  (0.40) (0.83)  (0.65) (0.31)  (0.14)
                      -----   -----  -----   -----  -----   -----
Total
 distributions  ....  (0.08)  (0.72) (1.07)  (0.89) (0.54)  (0.37)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $8.01   $7.97  $8.32   $7.57  $8.00   $6.95
                      =====   =====  =====   =====  =====   =====
Total return** .....   1.50%   3.38% 25.20%   5.88% 23.29%   6.39%
Net assets, end of
 period (in
 millions)  ........   $569    $581   $599    $508   $502    $433
Ratio of expenses to
 average net assets    1.11%***0.99%  0.91%   0.93%  0.89%   0.89%
Ratio of net investment
 income to average net
 assets  ...........   2.13%***2.69%  2.88%   3.01%  3.06%   3.37%
Portfolio turnover
 rate  .............  40.17%  50.68% 55.46%  40.29% 41.34%  41.30%

     *Per-share and share amounts have been adjusted retroactively to  reflect the 200% stock dividend effected June 26, 1998.
    **Total return calculated without taking into account the sales load deducted on an initial purchase.
   ***Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                                                     For the
                    For the       For the fiscal      period
                        six         year ended          from
                     months          March 31,      1/4/96**
                      ended    -------------------   through
                    9/30/99    1999   1998    1997   3/31/96
                    -------   ----- ------  ------   -------
Net asset value,
 beginning of period  $7.97   $8.33  $7.57   $8.00    $7.78
                      -----   -----  -----   -----     -----
Income from investment
 operations:
 Net investment
   income ..........   0.09    0.07   0.26    0.26     0.03
 Net realized and
   unrealized gain
   on investments ..   0.04    0.32   1.58    0.21     0.25
                      -----   -----  -----   -----     -----
Total from investment
 operations  .......   0.13    0.39   1.84    0.47     0.28
                      -----   -----  -----   -----     -----
Less distributions:
 From net investment
   income ..........  (0.09)  (0.35) (0.26)  (0.26)   (0.06)
 From capital gains   (0.00)  (0.40) (0.82)  (0.64)   (0.00)
                      -----   -----  -----   -----     -----
Total distributions   (0.09)  (0.75) (1.08)  (0.90)   (0.06)
                      -----   -----  -----   -----     -----
Net asset value,
 end of period  ....  $8.01   $7.97  $8.33   $7.57    $8.00
                      =====   =====  =====   =====     =====
Total return .......   1.65%   3.58% 25.43%   6.07%    3.53%
Net assets, end of
 period (in
 millions)  ........     $1      $1    $11      $6        $6
Ratio of expenses
 to average net
 assets  ...........   0.82%***0.81%  0.75%   0.75%    0.80%***
Ratio of net
 investment income
 to average net
 assets  ...........   2.41%***3.32%  3.01%   3.20%    3.35%***
Portfolio
 turnover rate  ....  40.17%  50.68% 55.46%  40.29%   41.34%***

  *Per-share and share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $550,638, out of which W&R paid sales commissions of $319,015 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $10,852, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $215,949,457 while proceeds from maturities and sales aggregated $212,702,947. Purchases of short-term securities and U.S Government securities aggregated $379,072,281 and $13,044,055, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $378,753,032 and $27,528,885, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1999 was $519,347,312, resulting in net unrealized appreciation of $48,138,497, of which $69,176,408 related to appreciated securities and $21,037,911 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $36,374,960 during the year ended March 31, 1999, of which a portion was paid to shareholders during the period ended March 31, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the six months ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended March 31, 1999, and the financial highlights for the six-month period ended September 30, 1999, and for each of the five fiscal years in the period ended March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. as of September 30, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended March 31, 1999, and the financial highlights for the six-month period ended September 30, 1999, and for each of the five fiscal years in the period ended March 31, 1999 in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

                       Shareholder Meeting Results

A special meeting of United Continental Income Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon             38,257,556   1,234,712       0
J. Dillingham            38,269,041   1,223,227       0
D. Gardner               38,186,387   1,305,881       0
L. Graves                38,240,090   1,252,178       0
J. Harroz Jr.            38,170,439   1,321,829       0
J. Hayes                 38,141,112   1,351,156       0
R. Hechler               38,204,647   1,287,621       0
H. Herrmann              38,217,133   1,275,135       0
G. Johnson               38,084,484   1,407,784       0
W. Morgan                38,194,512   1,297,756       0
R. Reimer                38,150,063   1,342,205       0
F. Ross                  38,263,402   1,228,866       0
E. Schwartz              38,196,439   1,295,829       0
K. Tucker                38,247,930   1,244,338       0
F. Vogel                 38,256,560   1,235,708       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            37,793,521      155,169   1,543,578       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            35,617,261    2,062,861   1,768,483     43,663

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            35,665,491    1,241,739   2,541,375     43,663

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            35,354,917    1,146,708   2,990,643       0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President









To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1004SA(9-99)

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